UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

THE HUNTINGTON FUNDS

(Exact name of registrant as specified in charter)

2960 North Meridian Street, Suite 300

Attn: Huntington Funds Officer

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Dave Carson

The Huntington National Bank

41 South High Street

Columbus, OH 43287

(Name and address of agent for service)

Copies to:

David C. Mahaffey, Esq.

Sullivan & Worcester

1666 K Street, N.W.

Washington, DC 20006

Registrant’s telephone number, including area code: 1-800-253-0412

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Reports to Stockholders.

Annual

Shareholder

Report

Huntington World Income Fund

Huntington Income Generation Fund

OCTOBER 31, 2012

CLASS A SHARES

CLASS C SHARES

TRUST SHARES

Message from the Chief Investment Officer

Dear shareholders:

The markets during the fiscal year ending October 2012 continued their relatively volatile pattern, with the first quarter producing sufficiently positive results that, even with a tenuous market in the second quarter, most major market benchmarks remained in positive territory. The broad markets, as defined by the Standard & Poor’s 500 Index, rose 15.21%, while other market benchmarks such as the NASDAQ Composite Index increased 12.21% and the Dow Jones Industrial Average rose 12.56%. Likewise, the international markets improved, but not even half as robustly as the domestic marketplace. The strength of the dollar, a lack of attractive alternatives, a realization of the ‘value’ in the shares of corporate America and some positive news regarding the resolution of the European debt crisis, served as the catalyst for the market expansion.

Looking into 2013, we are anticipating a deadlock between the perceived ‘value’ of equities and the companies that they represent versus concerns over the economy. Our outlook for 2013 and beyond is based on our expectations of an unspectacular pace of real GDP growth at 2.1% for the upcoming year, as uncertainties in Europe and the U.S. fiscal outlook are forecasted to provide only modest tailwinds for the markets. Although U.S. policymakers will probably not allow the alleged fiscal cliff to push the economy into a recession, the debt, deficit and increased taxes will present an environment not necessarily favorable to investment markets.

Corporate balance sheets are generally strong, benefiting from record profits and cash flows. However, business caution with regard to the domestic policy environment and the ongoing euro-zone sovereign debt crisis will likely moderate gains in capital investment, exports and payroll growth. Consumers should benefit from historically low interest rates, the prospects of accelerated income recognition in the fourth calendar quarter and generally improving labor markets. However, rising inflation will likely reemerge next year. We expect the Federal Reserve to begin monetary policy tightening with gradual increases in the Fed Funds rate target in late 2013, followed by sustained increases in 2014.

Regarding Huntington Asset Advisor’s official equity strategy, we anticipate the combination of a slow growth economy and policy issues are likely to keep markets mired in a trading range (S&P 500 between 1300-1400). Present fundamentals are lackluster as evidenced by moderate but decelerating earnings growth and valuations that are now only fair. However, these conditions will not last forever and we caution against getting too negative. Getting past the U.S. fall elections and having some policy clarity will likely allow markets to move higher next year. For now, we favor larger-sized companies with quality balance sheets and moderate dividends as a good way to ride out the volatility. Also, adding or reducing equity exposure at the boundaries of our expected range should add value. Our sector weights are designed to balance cyclical and defensive areas of the market. There is a great possibility of increased merger and acquisition activity during 2013. Following the passage of the Sarbanes Oxley law in the early 2000’s, a number of companies either went private or chose to become acquired by a larger entity to help cover the costs of compliance, or went offshore.

We employ a significantly disciplined approach to the assessment of the markets and individual holdings. However, with respect to the investment environment, we remain both nimble and flexible in order to take advantage of improving conditions but mindful of areas of weaknesses.

The creation of the Huntington Income Generation Fund in 2012 was prompted by our clients’ need for income without a high level of exposure to the bond market. We are in the midst of a 30 year bull market for bonds and the Fed has conducted numerous purchase programs designed to keep interest rates low. The Income Generation Fund invests in several yield oriented Huntington Funds to provide diversification and the potential for a higher yield than typical income oriented funds. The manager generally will hold approximately 70% of the Fund’s portfolio in the Huntington World Income Fund with satellite strategies to provide hedging against market volatility.

Message from the Chief Investment Officer

Message from the Chief Investment Officer (Continued)

As always, we appreciate your confidence in Huntington Funds and hope that we have provided value to your investment needs and your financial well-being.

Sincerely,

B. Randolph Bateman, CFA

President

Huntington Asset Advisors, Inc.

Message from the Chief Investment Officer

Huntington World Income Fund

Management’s Discussion of Fund Performance

Portfolio Manager:

Chip Hendon, MBA, Senior Portfolio Manager

Huntington Asset Advisors, Inc.

For the fiscal period ended October 31, 2012, the Huntington World Income Fund’s Trust Shares and Class A Shares produced total returns (not including the deduction of applicable sales charges) of 4.55% and 4.29%, respectively, based on net asset value. This performance was higher than the total return of 3.74% for the Fund’s primary benchmark, the Bank of America Merrill Lynch Global Broad Market Index1. However, since the World Income Fund has both equity and fixed income exposure in its portfolio and the primary benchmark does not reflect investments in equity securities, the Fund’s performance is also compared to the World Income Indices Blend1. This is a custom blended index reflecting the performance of two benchmarks, the MSCI AC World Index1 (“MSCI ACWI”), which focuses on international equities and the Bank of America Merrill Lynch Global Broad Market Index, which incorporates international bonds. This custom blended index produced a return of 6.15% for the same period.

The World Income fund outperformed its primary index due to its overweighting in equities versus the index. Although bonds continued to have positive return for the year, equities rallied significantly from the late 3rd quarter 2011 sell off.

The Fund is managed using our top-down style and portfolio construction techniques which are aimed at producing a high level of income and low volatility through the use of high dividend-paying domestic and foreign stocks, and preferred stocks. Foreign and domestic debt option hedges are also utilized to help mitigate the potential for loss and smooth out performance.

The Fund commenced operations in May 2011, and just concluded its first full fiscal year as of October 2012. Over the last year, the Fund participated with the beginning of the year rally in the broader markets, but was also subject to the sell off that occurred in May. Since that time, the Fund has rallied back to finish the year strong and deliver a positive return for investors. The Fund is focused on income and invests in Master Limited Partnerships, Canadian Royalty Trusts, preferred stocks and foreign and domestic bonds. The Fund also utilizes options and hedging techniques to try to mitigate the volatility and lower the risk. For the fiscal year, the options in the portfolio added 0.63% of incremental return. Going into 2013, the potential U.S. fiscal cliff and continued European financial crisis continue to be in the forefront of the Fund’s concerns. We will continue to focus on income as our first priority, but also intend to utilize options to a greater extent to help lower volatility.

(1)	The Bank of America Merrill Lynch Global Broad Market Index tracks the performance of investment grade debt publicly issued in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. The World Income Fund Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings: MSCI ACWI (50%) and Bank of America Merrill Lynch Global Broad Market Index (50%). MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. This custom blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Huntington World Income Fund (Continued)

Total Returns For The Period Ended October 31, 2012
	Trust Shares	Class A Shares	Class A Shares, with load	Bank of America Merrill Lynch Global Broad Market Index+	World Income Indices Blend+
One Year Return	4.55%	4.29%	-0.67%	3.74%	6.15%
Since Inception (5/2/11)(1)	-1.97%	-2.20%	-5.33%	4.24%	0.54%

Expense Ratios(2)
Total Annual Fund Operating Expenses	1.86%	2.11%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Class A Shares.

The Fund is distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208. (Member FINRA)

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525)

+	The Bank of America Merrill Lynch Global Broad Market Index and World Income Fund Indices Blend are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash-flows. It is not possible to invest directly in an index.

(1)	Annualized.

(2)	The expense ratios are from the Fund’s prospectus dated February 28, 2012. Additional information pertaining to the Fund’s expense ratios as of October 31, 2012 can be found in the financial highlights. Effective November 30, 2012, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.10% and 1.35% of the Trust Shares and Class A Shares daily net assets, respectively, through February 27, 2015. While the Advisor does not anticipate terminating this arrangement prior to February 27, 2015, this arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees.

Annual Shareholder Report

Huntington Income Generation Fund

Management’s Discussion of Fund Performance

Portfolio Manager:

Randy Bateman, CIO, Senior Portfolio Manager

Huntington Asset Advisors, Inc.

For the period of August 31, 2012 (Fund inception date) through October 31, 2012, the Huntington Income Generation Fund’s Trust Shares and Class C Shares produced since inception total returns (not including the deduction of applicable sales charges) of -0.07% and -0.20%, respectively, based on net asset value. This performance was less than the total return of 1.38% for the Fund’s primary benchmark, the Bank of America Merrill Lynch Global market Index1. However, since the Income Generation Fund has both equity and fixed income exposure in its portfolio and the primary benchmark does not reflect investments in equity securities, the Fund’s performance is also compared to the Income Generation Indices Blend1. This is a custom blended index reflecting the performance of two benchmarks, the MSCI AC World Index1 (“MSCI ACWI”), which focuses on international equities and the Bank of America Merrill Lynch Global Broad Market Index, which incorporates international bonds. This custom blended index produced a return of 2.20% for the same period.

The Fund noted its underperformance to the benchmark primarily due to the cash flow into the fund. As a newly created fund with little in the way of funded assets under management, any new additions would carry significant weight to the returns. In a rising market, there is inevitably a delay in the purchase of securities (funds) from cash inflows. In a smaller fund, these flows are more significant. In addition, the three funds that comprise the Income Generation Fund each underperformed the aggregate benchmark for the Fund, making it impossible to exceed the benchmark.

The Fund is managed using our top-down style and portfolio construction techniques which are aimed at producing a high level of income and low volatility through the use of high dividend-paying domestic and foreign stocks, Master Limited Partnerships (MLPs), Real Estate Investment Trusts (REITS) and preferred stocks. Foreign and domestic debt option hedges are also utilized to help mitigate the potential for loss and smooth out performance. These strategies are all incorporated within the Huntington World Income Fund, Huntington Dividend Capture Fund and Huntington Income Equity Fund, the underlying investments of the Fund that are tactically allocated to produce the Income Generation Fund.

The Fund commenced operations on August 31, 2012, during which time the Fund faced significant market volatility as investors assessed the pending U.S. election. From its outset, the Fund has focused on income and has been fully invested. The Fund will typically hold a predominance of its assets in the World Income Fund, to assist in the generation of income, in combination with other Funds to potentially add both income as well as a lack of correlation of market performance to the World Income Fund. Going forward, additional steps are being undertaken to hedge against market fluctuations.

(1)	The Bank of America Merrill Lynch Global Broad Market Index tracks the performance of investment grade debt publicly issued in the major domestic and Eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. The Income Generation Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings: MSCI ACWI (50%) and Bank of America Merrill Lynch Global Broad Market Index (50%). MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. This custom blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Huntington Income Generation Fund (Continued)

Total Returns For The Period Ended October 31, 2012
	Trust Shares	Class C Shares	Class C Shares, with load	Bank of America Merrill Lynch Global Broad Market Index+	Income Generation Indices Blend+
Since Inception (8/31/12)	-0.07%	-0.20%	-1.19%	1.38%	2.20%

Expense Ratios(1)
Total Annual Fund Operating Expenses	1.24%	1.99%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. Mutual Funds are not obligations of or guaranteed by any bank and are not federally insured.

The Fund is distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208. (Member FINRA)

+	The Bank of America Merrill Lynch Global Broad Market Index and Income Generation Indices Blend are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash-flows. It is not possible to invest directly in an index.

(1)	The expense ratios are from the Fund’s prospectus dated August 31, 2012. Additional information pertaining to the Fund’s expense ratios as of October 31, 2012 can be found in the financial highlights.

Annual Shareholder Report

Huntington World Income Fund	October 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Common Stocks	59.2%
Preferred Stocks	10.3%
Corporate Bonds	5.1%
Foreign Government Bonds	4.9%
Closed-End Funds	1.7%
Exchange-Traded Funds	1.6%
Options Purchased	0.4%
Cash[1]	2.8%
Short-Term Securities Held as Collateral for Securities Lending	14.0%
Total	100.0%
[1]	Investments in an affiliated money market fund.

Portfolio holdings and allocations are subject to change. As of October 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industry concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 69.6%
Australia — 0.7%
Financials — 0.7%
10,000	National Australia Bank Ltd.	$267,712
Bermuda — 1.6%
Energy — 1.6%
27,500	Nordic American Tankers Ltd. (a)	231,000
10,000	Seadrill Ltd.	403,400
		634,400
Brazil — 0.9%
Utilities — 0.9%
15,200	CPFL Energia SA ADR (a)	354,008
Canada — 11.5%
Energy — 7.3%
9,300	Baytex Energy Corp. (a)	423,708
11,000	Crescent Point Energy Corp.	457,044
20,000	Freehold Royalties Ltd.	406,083
17,212	Pembina Pipeline Corp. (a)	481,075
60,000	Pengrowth Energy Corp. (a)	359,400
25,000	Penn West Petroleum Ltd. (a)	324,750
8,000	TransCanada Corp.	361,840
		2,813,900
Financials — 3.1%
7,200	Bank of Montreal	425,664
7,000	Royal Bank of Canada (a)	399,210
15,000	Sun Life Financial, Inc.	372,000
		1,196,874

Shares		Value

Common Stocks — (Continued)
Canada — (Continued)
Telecommunication Services — 1.1%
9,800	BCE, Inc. ADR	$427,868
		4,438,642
France — 2.7%
Energy — 1.0%
8,000	Total SA ADR (a)	403,200
Telecommunication Services — 0.7%
24,000	France Telecom SA ADR	269,280
Utilities — 1.0%
16,000	GDF Suez SA ADR	366,720
		1,039,200
Greece — 1.1%
Industrials — 1.1%
26,000	Navios Maritime Partners LP (a)	404,300
Israel — 1.3%
Industrials — 1.3%
2,600	Delek Group Ltd.	494,323
New Zealand — 1.3%
Telecommunication Services — 1.3%
50,000	Telecom Corp. of New Zealand Ltd. ADR	487,500

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington World Income Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
Taiwan — 1.0%
Telecommunication Services — 1.0%
12,600	Chunghwa Telecom Co. Ltd. ADR (a)	$391,608
United Kingdom — 4.1%
Financials — 0.8%
28,000	Aviva PLC ADR (a)	301,840
Health Care — 1.0%
9,000	GlaxoSmithKline PLC ADR	404,100
Utilities — 2.3%
6,000	National Grid PLC ADR	342,060
23,000	SSE PLC	537,465
		879,525
		1,585,465
United States — 43.4%
Consumer Staples — 1.1%
26,250	Vector Group Ltd.	432,075
Energy — 18.9%
3,500	BP Prudhoe Bay Royalty Trust	285,320
18,500	Cheniere Energy Partners LP	393,310
13,000	Copano Energy LLC	396,500
25,000	Crosstex Energy LP	387,250
5,700	Diamond Offshore Drilling, Inc.	394,668
9,300	Energy Transfer Partners LP	398,040
7,500	Enterprise Products Partners LP	395,325
12,000	Genesis Energy LP	386,760
4,600	Kinder Morgan Energy Partners LP (a)	384,836
15,000	Legacy Reserves LP	407,850
20,000	LRR Energy LP (a)	386,600
20,000	Natural Resource Partners LP	436,600
13,000	North European Oil Royalty Trust	367,120
19,000	Permian Basin Royalty Trust	267,330
10,800	Plains All American Pipeline LP	490,104
15,000	PVR Partners LP	379,200
15,000	Regency Energy Partners LP	345,900
15,000	Vanguard Natural Resources LLC	445,800
6,000	Williams Partners LP	317,880
		7,266,393
Financials — 2.0%
40,000	Fifth Street Finance Corp.	436,400
15,000	Solar Capital Ltd.	342,000
		778,400
Health Care — 3.4%
10,000	Bristol-Myers Squibb Co.	332,500
11,000	Eli Lilly & Co.	534,930
60,000	PDL BioPharma, Inc. (a)	447,000
		1,314,430

Shares		Value

Common Stocks — (Continued)
United States — (Continued)
Industrials — 3.0%
32,000	R.R. Donnelley & Sons Co. (a)	$320,640
25,000	SeaCube Container Leasing Ltd.	463,000
11,000	TAL International Group, Inc.	375,540
		1,159,180
Materials — 3.6%
8,200	Cliffs Natural Resources, Inc. (b)	297,414
12,200	Dow Chemical Co./The (b)	357,460
11,000	Southern Copper Corp.	419,100
1,500	Terra Nitrogen Co. LP	322,065
		1,396,039
Real Estate Investment Trusts — 7.5%
22,000	Annaly Capital Management, Inc.	355,080
13,000	Hatteras Financial Corp.	354,510
16,000	Hospitality Properties Trust	369,920
36,000	Inland Real Estate Corp.	294,120
14,000	Invesco Mortgage Capital, Inc.	300,020
40,000	Medical Properties Trust, Inc.	459,200
17,000	Omega Healthcare Investors, Inc.	389,980
16,300	Senior Housing Properties Trust	358,274
		2,881,104
Telecommunication Services — 2.9%
10,000	CenturyLink, Inc.	383,800
80,000	Frontier Communications Corp. (a)	377,600
37,000	Windstream Corp. (a)	352,980
		1,114,380
Utilities — 1.0%
10,000	Exelon Corp.	357,800
		16,699,801
Total Common Stocks (Cost $27,958,814)		26,796,959
Preferred Stocks — 12.1%
Germany — 1.0%
Financials — 1.0%
15,000	Allianz SE, 8.375%	391,200
United States — 11.1%
Financials — 6.2%
13,000	Ameriprise Financial, Inc., 7.750%	372,450
14,000	First Republic Bank, Series A, 6.700%	380,520
17,800	M&T Capital Trust IV, 8.500%	459,774
15,000	Merrill Lynch Preferred Capital Trust V, Series F, 7.280%	378,150
12,000	PNC Financial Services Group, Inc., Series P, 6.125%	336,000
17,000	Wells Fargo Capital Trust XII, 7.875%	439,450
		2,366,344
Materials — 0.6%
6,000	Molycorp, Inc., Series A, 5.500% (a)	240,360

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington World Income Fund	(Continued)

Principal Amount or Shares		Value

Preferred Stocks — (Continued)
United States — (Continued)
Real Estate Investment Trusts — 1.1%
14,500	Vornado Realty LP, 7.875%	$404,405
Telecommunication Services — 1.2%
17,500	Qwest Corp., 7.500%	479,850
Utilities — 2.0%
15,000	FPC Capital I, Series A, 7.100%	388,500
13,000	NextEra Energy Capital Holdings, Inc., Series F, 8.750%	366,340
		754,840
		4,245,799
Total Preferred Stocks (Cost $4,689,590)		4,636,999
Corporate Bonds — 5.9%
Australia — 1.5%
Financials — 1.5%
500,000	Goldman Sachs Group, Inc./The, 7.750%, 11/23/16 (c)	577,826
Multi-Nationals — 1.7%
Financials — 1.7%
625,000	Asian Development Bank, 9.250%, 4/30/13 GMTN (d)	313,900
860,000,000	European Bank for Reconstruction & Development, 7.200%, 6/8/16 GMTN (e)	94,915
2,500,000,000	Inter-American Development Bank, 6.500%, 6/4/14 GMTN (e)	262,602
		671,417
United States — 2.7%
Financials — 2.1%
255,000	General Electric Capital Corp., 5.000%, 2/28/14 EMTN	214,006
350,000	General Electric Capital Corp., 5.500%, 2/1/17 GMTN	303,760
250,000	Morgan Stanley, 7.625%, 3/3/16 GMTN	277,734
		795,500
Real Estate Investment Trusts — 0.6%
200,000	Developers Diversified Realty Corp., 7.500%, 4/1/17	241,325
		1,036,825
Total Corporate Bonds (Cost $2,259,322)		2,286,068
Foreign Government Bonds — 5.7%
Canada — 1.0%
665,000	Export Development Canada, 7.500%, 3/22/13 EMTN (c)	373,789
Indonesia — 0.5%
1,700,000,000	Indonesia Government Bond, Series FR55, 7.375%, 9/15/16 (c)	189,208

Principal Amount or Shares		Value

Foreign Government Bonds — (Continued)
Mexico — 1.9%
33,500	Mexican Bonos, Series MI10, 8.000%, 12/19/13 (c)	$264,792
23,500	Mexican Bonos, Series M, 7.000%, 6/19/14 (c)	185,264
38,000	Mexican Bonos, Series M, 5.000%, 6/15/17 (c)	288,204
		738,260
Poland — 1.1%
530,000	Poland Government Bond, Series 414, 5.750%, 4/25/14 (c)	170,353
279,000	Poland Government Bond, Series 415, 5.500%, 4/25/15 (c)	90,638
560,000	Poland Government Bond, Series 416, 5.000%, 4/25/16 (c)	181,013
		442,004
South Africa — 0.2%
620,000	South Africa Government Bond, Series R201, 8.750%, 12/21/14 (c)	76,903
Turkey — 1.0%
300,000	Turkey Government Bond, 0.000%, 11/7/12 (c) (f)	167,172
394,000	Turkey Government Bond, 8.000%, 1/29/14 (c)	222,716
		389,888
Total Foreign Government Bonds (Cost $2,374,407)		2,210,052
Closed-End Funds — 2.0%
25,000	GAMCO Global Gold, Natural Resources & Income Trust by Gabelli	353,500
26,000	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	428,220
Total Closed-End Funds (Cost $807,275)		781,720
Exchange-Traded Funds — 1.9%
4,000	iShares iBoxx $ High Yield Corporate Bond Fund	370,520
4,300	WisdomTree Emerging Markets Corporate Bond Fund	344,645
Total Exchange-Traded Funds (Cost $688,315)		715,165
Options Purchased — 0.5%
100	CBOE Volatility Index, Call @ $10, Expiring November 2012	89,500
100	CBOE Volatility Index, Call @ $13, Expiring December 2012	64,000
25	S&P 500 Index, Put @ $1,400, Expiring November 2012	45,500
Total Options Purchased (Cost $232,425)		199,000
Cash Equivalents — 3.3%
1,270,934	Huntington Money Market Fund, Interfund Shares, 0.010% (g) (h)	1,270,934
Total Cash Equivalents (Cost $1,270,934)		1,270,934

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington World Income Fund	(Continued)

Shares		Value

Short-Term Securities Held as Collateral for Securities Lending — 16.5%
6,333,079	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.200% (h)	$6,333,079
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $6,333,079)		6,333,079
Total Investments (Cost $46,614,161) — 117.5%		45,229,976
Liabilities in Excess of Other Assets — (17.5)%		(6,739,430)
Net Assets — 100.0%		$38,490,546
(a)	All or a portion of the security was on loan as of October 31, 2012. The total value of securities on loan as of October 31, 2012 was $6,176,066.

(b)	All or a portion of the security is held as collateral for written call options.

(c)	Foreign-denominated security. Principal amount is reported in applicable country’s currency.

(d)	Foreign-denominated security. Principal amount is reported in Brazilian Real.

(e)	Foreign-denominated security. Principal amount is reported in Indonesian Rupiah.

(f)	Zero coupon capital appreciation bond.

(g)	Investment in affiliate.

(h)	Rate disclosed is the seven day yield as of October 31, 2012.

ADR — American Depositary Receipt

EMTN — Euro Medium Term Note

GMTN — Global Medium Term Note

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Income Generation Fund	October 31, 2012

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Fixed Income Mutual Funds[1]	61.6%
Equity Mutual Funds[1]	33.0%
Cash[1]	5.4%
Total	100.0%
[1]	Investments in an affiliated funds.

Portfolio holdings and allocations are subject to change. As of October 31, 2012, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value
Mutual Funds — 91.0% (a)
31,022	Huntington Dividend Capture Fund, Trust Shares	$298,120
10,351	Huntington Income Equity Fund, Trust Shares	231,036
112,465	Huntington World Income Fund, Trust Shares	986,317
Total Mutual Funds (Cost $1,534,823)		1,515,473
Cash Equivalents — 5.2%
86,588	Huntington Money Market Fund, Interfund Shares, 0.010% (a) (b)	86,588
Total Cash Equivalents (Cost $86,588)		86,588
Total Investments (Cost $1,621,411) — 96.2%		1,602,061
Other Assets in Excess of Liabilities — 3.8%		62,473
Net Assets — 100.0%		$1,664,534
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of October 31, 2012.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Statements of Assets and Liabilities

October 31, 2012

	Huntington World Income Fund	Huntington Income Generation Fund
Assets:
Investments, at cost	$46,614,161	$1,621,411
Investments, at value	$43,959,042	$—
Investments in affiliated securities, at value	1,270,934	1,602,061
Total investments	45,229,976	1,602,061
Cash	2,988	6,346
Foreign currencies, at value (Cost $4,386 and $-)	4,396	—
Income receivable	261,195	—
Receivable for shares sold	44,019	22,000
Receivable from advisor	—	19,280
Tax reclaims receivable	5,724	—
Prepaid offering costs	—	6,969
Prepaid expenses and other assets	21,781	36,510
Total assets	45,570,079	1,693,166
Liabilities:
Payable for return of collateral on loaned securities	6,333,079	—
Options written, at value (premium received $17,755 and $-)	4,964	—
Income distribution payable	97,913	—
Payable for investments purchased	581,594	—
Payable for shares redeemed	1,816	147
Accrued expenses and other payables:
Investment advisor fees	8,110	—
Administration fees	5,910	228
Custodian fees	3,086	262
Financial administration fees	3,723	148
Distribution service fee	1,370	873
Shareholder services fee	8,110	312
Transfer agent fees	2,306	2,147
Professional fees	22,089	23,289
Compliance service fees	360	65
Line of credit fees	52	—
Other	5,051	1,161
Total liabilities	7,079,533	28,632
Net Assets	$38,490,546	$1,664,534

Net Assets Consist of:
Paid in capital	$40,718,337	$1,681,189
Net unrealized depreciation of investments, options and translations of assets and liabilities in foreign currency	(1,370,534)	(19,350)
Accumulated net realized loss on investments, options and foreign currency transactions	(882,844)	(113)
Accumulated net investment income	25,587	2,808
Net Assets	$38,490,546	$1,664,534

Net Assets:
Trust Shares	$31,934,996	$99,924
Class A Shares	$6,555,550	—
Class C Shares	—	$1,564,610
Shares Outstanding: (unlimited number of shares authorized, no par value):
Trust Shares	3,642,997	10,033
Class A Shares	747,779	—
Class C Shares	—	157,274
Net Asset Value, Redemption Price and Offering Price Per Share:
Trust Shares	$8.77	$9.96
Class A Shares	$8.77	—
Class C Shares(a)	—	$9.95
Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$9.21	—
Maximum Sales Charge:
Class A Shares	4.75%	—

(a)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Statements of Operations

Year Ended October 31, 2012

	Huntington World Income Fund	Huntington Income Generation Fund(a)
Investment Income:
Dividend income	$2,428,188	$—
Dividend income from affiliated securities	89	7,792
Interest income	277,215	—
Income from securities lending, net	35,367	—
Foreign dividend taxes withheld	(89,977)	—
Total investment income	2,650,882	7,792
Expenses:
Investment advisor fees	158,683	184
Administration fees	57,824	335
Custodian fees	7,240	262
Transfer and dividend disbursing agent fees and expenses	27,221	4,210
Trustees’ fees	1,981	4
Professional fees	26,961	23,289
Financial administration fees	21,382	148
Distribution services fee—Class A Shares	12,436	—
Distribution services fee—Class C Shares	—	1,254
Shareholder services fee—Trust Shares	66,905	42
Shareholder services fee—Class A Shares	12,436	—
Shareholder services fee—Class C Shares	—	418
State registration costs	48,545	5,797
Offering costs	7,601	2,049
Printing and postage	24,056	1,063
Insurance premiums	3,268	206
Compliance service fees	1,339	65
Line of credit fees	548	2
Other	3,309	500
Total expenses	481,735	39,828
Investment advisory fees waived	(72,967)	(184)
Reimbursement from advisor	—	(38,282)
Net expenses	408,768	1,362
Net investment income	2,242,114	6,430
Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized loss on investment transactions	(1,001,657)	—
Net realized loss on investment transactions of affiliates	—	(113)
Net realized gain on option transactions	240,996	—
Net realized loss on foreign currency transactions	(16,771)	—
Net realized loss on investments, options and translation of assets and liabilities in foreign currency transactions	(777,432)	(113)
Net change in unrealized depreciation of investments, options and translation of assets and liabilities in foreign currency	(139,781)	(19,350)
Net realized and unrealized loss on investments, options and foreign currency transactions	(917,213)	(19,463)
Change in net assets resulting from operations	$1,324,901	$(13,033)

(a)	Reflects operations from the period August 31, 2012 (commencement of operations) to October 31, 2012.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Statements of Changes in Net Assets

	Huntington World Income Fund		Huntington Income Generation Fund
	Year Ended October 31, 2012	Period Ended October 31, 2011(a)	Period Ended October 31, 2012(b)
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$2,242,114	$559,403	$6,430
Net realized loss on investments, options and foreign currency transactions	(777,432)	(551,486)	(113)
Net change in unrealized depreciation of investments and foreign currency transactions	(139,781)	(1,230,753)	(19,350)
Net increase (decrease) in net assets resulting from operations	1,324,901	(1,222,836)	(13,033)
Distributions to Shareholders—
From and/or excess of net investment income:
Trust Shares	(1,911,632)	(462,906)	(331)
Class A Shares	(345,108)	(82,430)	—
Class C Shares	—	—	(3,407)
Change in net assets resulting from distributions to shareholders	(2,256,740)	(545,336)	(3,738)
Change in net assets resulting from capital transactions	16,962,889	24,227,668	1,681,305
Change in net assets	16,031,050	22,459,496	1,664,534
Net Assets
Beginning of period	22,459,496	—	—
End of period	$38,490,546	$22,459,496	$1,664,534

Accumulated net investment income included in net assets at end of period	$25,587	$116,748	$2,808
Capital Transactions:
Trust Shares
Shares Sold	$17,455,125	$21,501,417	$100,180
Dividends reinvested	1,037,461	308,992	332
Shares redeemed	(4,548,333)	(1,513,802)	—
Total Trust Shares	13,944,253	20,296,606	100,512
Class A Shares
Shares Sold	3,746,956	4,341,716	—
Dividends reinvested	199,468	53,808	—
Shares redeemed	(927,788)	(464,462)	—
Total Class A Shares	3,018,636	3,931,062	—
Class C Shares
Shares Sold	—	—	1,579,996
Dividends reinvested	—	—	1,092
Shares redeemed	—	—	(295)
Total Class C Shares	—	—	1,580,793
Net change resulting from capital transactions	$16,962,889	$24,227,668	$1,681,305
Share Transactions:
Trust Shares
Shares Sold	1,953,446	2,222,188	10,000
Dividends reinvested	117,793	33,447	33
Shares redeemed	(509,367)	(174,510)	—
Total Trust Shares	1,561,872	2,081,125	10,033
Class A Shares
Shares Sold	420,849	458,068	—
Dividends reinvested	22,654	5,876	—
Shares redeemed	(106,163)	(53,505)	—
Total Class A Shares	337,340	410,439	—
Class C Shares
Shares Sold	—	—	157,194
Dividends reinvested	—	—	109
Shares redeemed	—	—	(29)
Total Class C Shares	—	—	157,274
Net change resulting from share transactions	1,899,212	2,491,564	167,307

(a)	Reflects operations from the period May 2, 2011 (commencement of operations) to October 31, 2011.
(b)	Reflects operations from the period August 31, 2012 (commencement of operations) to October 31, 2012.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

(For a share outstanding throughout each period)

	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Total distributions
HUNTINGTON WORLD INCOME FUND
Trust Shares
2011(4)	$10.00	0.29	(1.00)	(0.71)	(0.28)	(0.28)
2012	$9.01	0.61	(0.22)	0.39	(0.63)	(0.63)
Class A Shares
2011(4)	$10.00	0.26	(0.98)	(0.72)	(0.27)	(0.27)
2012	$9.01	0.58	(0.21)	0.37	(0.61)	(0.61)
HUNTINGTON INCOME GENERATION FUND
Trust Shares
2012(7)	$10.00	0.05	(0.06)	(0.01)	(0.03)	(0.03)
Class C Shares
2012(7)	$10.00	0.04	(0.06)	(0.02)	(0.03)	(0.03)
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(4)	For the period May 2, 2011 (commencement of operations) to October 31, 2011.
(5)	Not Annualized.
(6)	Computed on an annualized basis.
(7)	For the period August 31, 2012 (commencement of operations) to October 31, 2012.
(8)	Does not include the effect of expenses of underlying funds.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Net Assets, end of period (000 omitted)	Portfolio turnover rate(3)

$9.01	(7.17	)%(5)	1.79	%(6)	6.38	%(6)	1.79	%(6)	$18,760	60	%(5)
$8.77	4.55%		1.25%		7.10%		1.48%		$31,935	76%

$9.01	(7.27	)%(5)	2.04	%(6)	6.13	%(6)	2.04	%(6)	$3,699	60	%(5)
$8.77	4.29%		1.50%		6.83%		1.73%		$6,556	76%

$9.96	(0.07	)%(5)	0.04	%(6)(8)	2.83	%(6)	27.64	%(6)(8)	$100	2	%(5)

$9.95	(0.20	)%(5)	0.79	%(6)(8)	3.47	%(6)	26.85	%(6)(8)	$1,565	2	%(5)

Annual Shareholder Report

Notes to Financial Statements

October 31, 2012

(1)	Organization

The Huntington Funds (the “Trust”) was originally two separate Massachusetts business trusts: The Huntington Funds, established on February 10, 1987, and Huntington VA Funds, established on June 30, 1999 (together, the “Original Trusts”). On June 23, 2006, the Original Trusts were reorganized into a single Delaware statutory trust retaining the name of The Huntington Funds. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2012, the Trust operated 36 separate series, or mutual funds, each with its own investment objective and strategy. The prospectus provides a description of each fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. This report contains financial statements and financial highlights of the Huntington World Income Fund (“World Income Fund”) and Huntington Income Generation Fund (“Income Generation Fund”) (individually referred to as a “Fund”, or collectively as the “Funds”). The World Income Fund commenced operations on May 2, 2011. The Income Generation Fund commenced operations on August 31, 2012. The World Income Fund offers Trust and Class A shares. The Income Generation Fund offers Trust and Class C shares. Each class of shares has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Fund will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A has a maximum sales charge on purchases of 4.75% as a percentage of the original purchase price. Class C has a contingent deferred sales charge of 1.00% on shares sold within one year of purchase.

Under the Trust’s organizational documents, its officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

In computing the NAV of the Funds, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Option contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded, and are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported

Annual Shareholder Report

sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Under certain circumstances, a good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. In such circumstances, the Trust’s Sub-Administrator may request that the Trust’s Pricing Committee make its own fair value determination.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to fair value its international equity securities, which are then typically categorized as Level 2 in the fair value hierarchy.

Annual Shareholder Report

Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2012, based on the three levels defined above:

	LEVEL 1	LEVEL 2	LEVEL 3	Total
World Income Fund
Investment Securities:
Common Stocks
Consumer Staples	$432,075	$—	$—	$432,075
Energy	11,117,893	—	—	11,117,893
Financials	2,544,826	—	—	2,544,826
Health Care	1,718,530	—	—	1,718,530
Industrials	2,057,803	—	—	2,057,803
Materials	1,396,039	—	—	1,396,039
Real Estate Investment Trusts	2,881,104	—	—	2,881,104
Telecommunication Services	2,690,636	—	—	2,690,636
Utilities	1,958,053	—	—	1,958,053
Preferred Stocks
Financials	2,366,344	391,200	—	2,757,544
Materials	240,360	—	—	240,360
Real Estate Investment Trusts	404,405	—	—	404,405
Telecommunication Services	479,850	—	—	479,850
Utilities	754,840	—	—	754,840
Corporate Bonds
Financials	—	2,044,743	—	2,044,743
Real Estate Investment Trusts	—	241,325	—	241,325
Foreign Government Bonds	—	2,210,052	—	2,210,052
Closed-End Funds	781,720	—	—	781,720
Exchange-Traded Funds	715,165	—	—	715,165
Options Purchased	199,000	—	—	199,000
Cash Equivalents	1,270,934	—	—	1,270,934
Short-Term Securities Held as Collateral for Securities	6,333,079	—	—	6,333,079

Total Investment Securities	40,342,656	4,887,320	—	45,229,976

Other Financial Instruments:*
Written Options	(4,964)	—	—	(4,964)

Total Investments	40,337,692	4,887,320	—	45,225,012

Income Generation Fund
Investment Securities:
Mutual Funds	1,515,473	—	—	1,515,473
Cash Equivalents	86,588	—	—	86,588

Total Investment Securities	1,602,061	—	—	1,602,061

*	Other Financial Instruments are derivatives instruments not reflected on the Portfolio of Investments, such as written option contracts.

For the period ended October 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. There were no transfers between all levels as of October 31, 2012.

B.	When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

C.	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

Annual Shareholder Report

D.	Derivative Instruments

The Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. The Funds may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Foreign Exchange Contracts—The Funds may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. At October 31, 2012 the Funds did not have any forward foreign exchange contracts outstanding.

Written Options Contracts—The Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes the Funds to equity price risk.

The following is a summary of World Income Fund’s written option activity for the fiscal year ended October 31, 2012:

Contracts	Number of Contracts	Premium
Outstanding at 10/31/2011	597	$55,194
Options written	6,330	592,053
Options closed	(1,804)	(304,513)
Options expired	(2,735)	(158,665)
Options exercised	(2,184)	(166,314)
Outstanding at 10/31/2012	204	$17,755

As of October 31, 2012, World Income Fund had the following outstanding written option contracts:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation
Cliff Natural Resources, Inc.	Call	November 2012	$49	82	$328	$7,790
Dow Chemical Co./The	Call	November 2012	30	122	4,636	5,001
NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$12,791

The following tables provide a summary of the fair value of derivative instruments, not accounted for as hedging instruments as of October 31, 2012, and the effect of derivative instruments on the Statements of Operations for the period ended October 31, 2012.

The Fair Value of Derivative Instruments as of October 31, 2012:

	Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Statements of Assets and Liabilities Location	Fund	Fair Value
Option Contracts		Options Written, at value	World Income Fund	$4,964

	Investments, at value		World Income Fund	199,000

Annual Shareholder Report

Notes to Financial Statements (Continued)

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended October 31, 2012:

Primary Risk Exposure	Location of Gain (Loss) on Derivatives Recognized in Income	Fund	Realized Gain on Derivatives Recognized in Income	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Option Contracts	Net realized gain on option transactions/net change in unrealized appreciation/(depreciation) of investments and options	World Income Fund	$240,996	$(34,503)

The notional value of the written options contracts outstanding as of October 31, 2012 and the month-end average notional amount for the fiscal year ended October 31, 2012 are detailed in the table below:

Fund	Average Month-End Notional Amount	October 31, 2012 Notional Amount
World Income Fund	$2,998,521	$767,800

Derivative positions open during the period and at period end are reflected for each Fund in the tables above. The volume of these positions relative to each Fund’s net assets at the close of the reporting period is generally higher than the volume of such positions at the beginning of the reporting period. The Funds value derivative instruments at fair value and recognize changes in fair value currently in the results on operations.

E.	Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Trust’s Pricing Committee. At October 31, 2012, the Funds did not hold restricted securities.

F.	Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions pursuant to a securities lending agreement with

Morgan Stanley & Co. LLC and MS Securities Services, Inc. In determining whether to lend to a particular broker, dealer or financial institution, Huntington Asset Advisors, Inc. (the “Advisor”) will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds, based on the prior day’s closing price. The Funds receive payments from the borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds lending securities receive an annual securities lending fee and retain a portion of the interest, dividends and other distributions received on investment of cash collateral. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, a Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. Huntington National Bank (“Huntington”) serves as the custodian and receives an annual securities lending fee for collateral monitoring and recordkeeping services.

As of October 31, 2012, the following Funds had securities with the following market values on loan:

Fund	Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Period	Income Received by Huntington from Securities Lending
World Income Fund	$6,176,066	$6,333,079	$4,310,835	$7,292

Annual Shareholder Report

As of October 31, 2012, cash collateral was invested as follows:

Fund	Fidelity Institutional Money Market Portfolio, Institutional Class
World Income Fund	$6,333,079

G.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

H.	Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly for the Funds. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, non-deductible stock issuance costs, return of capital distributions, distributions and income received from pass through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles, and return of capital from investments.

The Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

The Funds may invest in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income.

I.	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses specific to a class are charged to that class.

Expenses not directly attributable to the Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

J.	Deferred Offering Cost

Costs incurred in connection with the offering and initial registration of the Funds have been deferred in conformity with GAAP and are being amortized to expense on a straight-line basis over the first twelve months after commencement of operations.

K.	Federal Income Taxes

It is the policy of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to the Funds have been provided for in accordance with each applicable country’s tax rules and rates.

As of October 31, 2012, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
World Income Fund	$46,521,002	$1,356,131	$(2,647,157)	$(1,291,026)
Income Generation Fund	$1,621,633	$—	$(19,572)	$(19,572)

*	The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, mark-to-market adjustments on passive foreign investment companies and tax adjustments related to underlying investments in partnerships, grantor trusts, trust preferred securities and real estate investment trusts.

Annual Shareholder Report

Notes to Financial Statements (Continued)

The tax character of distributions paid during the fiscal year ended October 31, 2012, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid
World Income Fund	$1,648,814	$—	$1,648,814	$—	$245,154	$1,893,968
Income Generation Fund	$3,738	$—	$3,738	$—	$—	$3,738

The tax character of distributions paid during the fiscal year ended October 31, 2011, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid
World Income Fund	$545,336	$—	$545,336	$—	$—	$545,336

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of October 31, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
World Income Fund	$—	$—	$—	$—	$—	$(983,841)	$(1,243,950)	$(2,227,791)
Income Generation Fund	—	$2,808	$—	$—	$—	$—	$(19,463)	$(16,655)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the provisions of the Modernization Act are as follows:

	Loss Carryforward Character
Fund	Short term	Long term
World Income Fund	$883,598	$—

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e. the last four tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

L.	New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires disclosure of both gross and net information related to offsetting and related arrangements, enabling users of financial statements to understand the effect of those arrangements on the entity’s financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the financial statements has not yet been determined.

M.	Subsequent Event

Effective November 30, 2012, the Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.10% and 1.35% of the Trust Shares and Class A Shares daily net assets, respectively, through February 27, 2015. While the Advisor does not anticipate terminating this arrangement prior to February 27, 2015, this arrangement

Annual Shareholder Report

may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees.

Effective as of December 1, 2012, Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington Bancshares, Incorporated, replaces The Huntington National Bank (“Huntington”) as Administrator to the Trust.

(3)	Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee—Huntington Asset Advisors, Inc. (the “Advisor”), a subsidiary of Huntington, serves as the Funds’ investment advisor. The World Income Fund pays the Advisor a fee for its services of 0.50% of its average daily net assets, computed daily and paid monthly. The Income Generation Fund pays the Advisor a fee for its services of 0.10% of its average daily net assets, computed daily and paid monthly.

Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Fund.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee for the Income Generation Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the Income Generation Fund in order to limit the total direct net annual operating expenses and acquired (underlying) fund operating expenses to not more than 1.24% and 1.99% of Trust Shares and Class C Shares, respectively, through September 1, 2014. Amounts waived or reimbursed in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement. As of October 31, 2012, the following amounts have been waived or reimbursed by the Advisor and are subject to repayment by the Income Generation Fund:

Fund	Amount Waived or Reimbursed	Expiring Beginning October 31,
Income Generation Fund	$38,466	2015

Effective December 13, 2011, the Advisor agreed to voluntarily waive 0.25% of its investment advisory fee for the World Income Fund (based on average daily net assets). Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the World Income Fund. The Advisor may amend or terminate this voluntary arrangement at any time without prior notice.

Administrative Fees—Huntington is the Administrator to the Trust, and HASI, an affiliate of Huntington, is the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, HASI provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Fund. The Administrator pays the Sub-Administrator a fee for the services it provides to the Trust. Huntington also provides portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to HASI. HASI is paid directly by Huntington, not the Funds, for these services. The fees paid for administrative and sub-administrative services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances.

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Distribution and Shareholder Services Fees—The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate qualified intermediaries for distribution services in connection with Class A Shares not to exceed 0.25% of the daily net assets of the World Income Fund’s Class A Shares and not to exceed 1.00% of the daily net assets of the Income Generation Fund’s Class C Shares. Trust Shares are not subject to Rule 12b-1 fees. For the period ended October 31, 2012, the Funds paid $7,725 to affiliated broker-dealers of the Funds.

Class A Shares and Trust Shares are also subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. For the period ended October 31, 2012, Huntington and its affiliates received $4,292 in shareholder service fees from the Funds.

In addition, Unified Financial Securities, Inc. (“Unified”), the Funds’ distributor, is entitled to receive commissions on sales of the Class A Shares of the World Income Fund. For the period ended October 31, 2012, Unified received underwriter commissions of $3,473 earned on sales of Class A Shares.

Transfer and Dividend Disbursing Agent Fees and Expense—HASI is the transfer and dividend disbursing agent for the Funds. For its services, HASI receives a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $12,000 for each of the Funds. HASI is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees—Huntington serves as custodian for each of the Funds. Brown Brothers Harriman serves as sub-custodian for the Fund’s foreign assets. Huntington and Brown Brothers Harriman receive fees from the Funds based on the level of the Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Compliance Services—The Trust has contracted with Huntington to provide a Chief Compliance Officer to the Trust, for which it pays Huntington $135,188 annually.

General—Certain officers of the Trust are Officers, Directors and/or Trustees of the above companies.

Annual Shareholder Report

Notes to Financial Statements (Continued)

Trustees and Officers affiliated with the Advisor are not compensated by the Trust for their services. Each Trustee who is not an “interested person” of the Trust, as such term is defined in the 1940 Act, receives a $25,000 annual retainer plus $2,500 per regular Board meeting. The Independent Chairman of the Board receives a $40,000 annual retainer plus $2,500 per Board meeting. The Board or a Committee may establish ad hoc committees or sub-committees. Any

Committee or sub-committee member may be compensated by the Funds for incremental work outside of the regular meeting process based on the value added to the Funds. In addition, the Funds reimburse Trustees who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings. For the period ended October 31, 2012, actual Trustee compensation was $2,547 in aggregate from the Funds.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the World Income Fund may invest in a certain affiliated money market fund which is managed by the Advisor. Income distributions earned from investments in this fund are recorded as income from affiliates in the accompanying financial statements. A summary of the World Income Fund’s investment in such affiliated money market fund (Huntington Money Market Fund) is set forth below:

Fund	10/31/2011 Market Value	Purchases	Sales	10/31/2012 Market Value	Income
World Income Fund	$416,133	$30,054,609	$(29,199,808)	$1,270,934	$89

Additionally, Income Generation Fund invests in other funds within the Trust. A summary of these investments in affiliated funds is set forth below:

Income Generation Fund	8/31/2012(a) Market Value	Purchases	Sales	10/31/2012 Market Value	Income
Huntington Money Market Fund	$—	$1,182,746	$(1,096,158)	$86,588	$—
Huntington Dividend Capture Fund	—	300,877	—	298,120	983
Huntington Income Equity Fund	—	254,740	(18,589)	231,036	831
World Income Fund	—	1,000,579	—	986,317	5,978

(a)	Commencement of operations.

(4)	Income Generation Fund Structure

The Income Generation Fund, in accordance with its prospectus, seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Income Generation Fund incur expenses of both the Income Generation Fund and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(5)	Investment Transactions

Purchases and sales of investments, excluding short-term securities and U.S. government securities, for the period ended October 31, 2012, were as follows:

Fund	Purchases	Sales
World Income Fund	$41,710,518	$23,108,257
Income Generation Fund	1,556,195	18,589

The Funds made no purchases or sales of long-term U.S. government securities for the period ended October 31, 2012.

(6)	Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, imposed capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have severe effect on security prices and impair the Funds ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts, and financial reporting standards or regulatory requirements may not be comparable to those applicable to U.S. companies.

(7)	Line of Credit

The Trust participates in a short-term credit agreement (“Line of Credit”) with Citibank N.A. (“Citi”). Under the terms of the agreement, the Trust may borrow up to $20 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citi receives an annual facility fee of 0.10% on $20 million for providing the Line of Credit. Each fund in the Trust pays a pro-rata portion of this facility fee plus any interest on amounts borrowed. The Funds did not utilize the Line of Credit during the period ended October 31, 2012.

Annual Shareholder Report

(8)	Other Tax Information (unaudited)

For the period ended October 31, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% s provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

For the period ended October 31, 2012, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
World Income Fund	36%
Income Generation Fund	41%

For the taxable period ended October 31, 2012, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
World Income Fund	21%
Income Generation Fund	29%

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Huntington Funds

We have audited the accompanying statements of assets and liabilities of the Huntington World Income Fund and Huntington Income Generation Fund (two of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of October 31, 2012 and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the two years or period in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included of securities owned as of October 31, 2012, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Huntington Funds referred to above at October 31, 2012, the results of their operations for the year or period then ended, the changes in their net assets for each of the two years of period in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

December 31, 2012

Annual Shareholder Report

Board of Trustees and Trust Officers (Unaudited)

The following tables give information about Independent Trustees (Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act), Interested Trustees (Trustees who are “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is 2960 North Meridian Street, Suite 300, Attention: Huntington Trust Officer, Indianapolis, IN 46208. Unless otherwise noted, each officer is elected annually. The Huntington Funds consists of 36 portfolios. Each Trustee serves as Trustee for all portfolios of The Huntington Funds. The Funds’ Statement of Additional Information includes additional information about The Huntington Funds’ Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

Interested Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Previous Position(s) and Other Directorships Held
B. Randolph Bateman* Age: 62 TRUSTEE Began Serving: February 2008

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (May 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

*	B. Randolph Bateman has been deemed an Interested Trustee due to the positions he holds with The Huntington National Bank and its affiliates.

Independent Trustees’ Background

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Previous Position(s) and Other Directorships Held
David S. Schoedinger* Age: 69 CHAIRMAN OF THE BOARD and TRUSTEE Began serving: May 1990

Principal Occupation: Chairman of the Board and Funeral Director, Schoedinger Funeral Service (1965 to present); CEO, Schoedinger Financial Services, Inc. (1987 to present).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

Eddie R. Munson Age: 62 TRUSTEE Began serving: June 2012

Principal Occupation: Retired (September 2006 - present).

Previous Positions: Certified Public Accountant, KPMG LLP (June 1972 - September 2006)

Other Directorships Held: Board Member, The Huntington Strategy Shares; Board Member, Bearingpoint (2006 - 2008); Board Member, United American Healthcare (September 2006 - June 2008); Board Member, Caraco (June 2011 - December 2011).

Tadd C. Seitz Age: 70 TRUSTEE Began serving: June 2006

Principal Occupation: Retired (July 1996-present); Board advisor and private investor (July 1996-present).

Previous Positions: Chairman and Chief Executive Officer, The Scotts-Miracle Gro Company (June 1983 - June 1996); Chief Operating Officer The Scotts Company (1982 - 1983); General Manager W. Atlee Burpee Company (1980 - 1982).

Other Directorships Held: Board Member, The Huntington Strategy Shares; West Point Products, Shade Tree Systems and Cold Jet (both private companies) and Chairman of Central Benefits, a mutual insurance company.

Mark D. Shary Age: 52 TRUSTEE Began serving: June 2006

Principal Occupations: Private investor (2007 to present).

Previous Position: Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007); President, Bostech Corporation (2000 to 2002).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

Thomas J. Westerfield Age: 56 TRUSTEE Began serving: January 2001

Principal Occupation: Of Counsel, Dinsmore & Shohl LLP (law firm) (August 2005 to present).

Previous Position: Of Counsel, Cors & Bassett LLC (law firm) (1993 - 2005).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

Annual Shareholder Report

Board of Trustees and Trust Officers (Unaudited) (Continued)

Name Age Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Previous Position(s) and Other Directorships Held
William H. Zimmer, III Age: 58 TRUSTEE Began Serving: December 2006

Principal Occupation: Chief Executive Officer, Cintel Federal Credit Union (January 2011 to present).

Previous Positions: Consultant, WHZIII, LLC (March 2009 to December 2010); Assistant Treasurer, Dana Holding Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to March 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: Board Member, The Huntington Strategy Shares.

*	David S. Schoedinger became Chairman of the Funds on April 30, 2003.

Officers

Name Age Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Positions
B. Randolph Bateman Age: 62 PRESIDENT Began Serving: September 2005

Principal Occupations: President and Chief Investment Officer, Huntington Asset Advisors, Inc. (May 2001 to present); Chief Investment Officer, The Huntington National Bank (October 2000 to present).

Previous Positions: Senior Vice President, Star Bank (June 1988 to October 2000).

R. Jeffrey Young Age: 47 CHIEF EXECUTIVE OFFICER Began Serving: February 2010

Principal Occupations: Senior Vice President, HASI (formerly, Unified Fund Services, Inc.) (January 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present); President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to present); Chief Executive Officer, The Huntington Strategy Shares (November 2010 to present).

Previous Positions: Independent Chair, Valued Advisers Trust (August 2008-Janaury 2010); Managing Director, Chief Operating Officer, WealthStone (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Matthew J. Miller Age: 35 VICE PRESIDENT Began Serving: February 2010

Principal Occupations: Vice President, Relationship Management, HASI (formerly, Unified Fund Services, Inc.) (2008 to present).

Previous Position: Vice President, Transfer Agency Operations, HASI (formerly, Unified Fund Services, Inc.) (2002 to 2008).

David R. Carson Age: 53 CHIEF COMPLIANCE OFFICER and ANTI-MONEY LAUNDERING OFFICER Began Serving: September 2005

Principal Occupations: Chief Compliance Officer and Anti-Money Laundering Officer of the Huntington Funds (September 2005 to present) and the Huntington Strategy Shares (November 2010 to present).

Previous Positions: Treasurer and Assistant Treasurer of The Huntington Funds, Huntington Asset Advisors, Inc. (February 2002 to February 2005); Vice President and Private Financial Capital Group Marketing Manager, The Huntington National Bank (June 2001 to September 2005); Trust Officer, Firstar Bank (October 1982 to February 2001).

Robert W. Silva Age: 45 TREASURER Began Serving: November 2010

Principal Occupation: Senior Vice President, Financial Administration, HASI; Treasurer, Dreman Contrarian Funds (March 2011 – present); Chief Financial Officer and Treasurer, Unified Series Trust (June 2011 to present); Chief Financial Officer and Treasurer, The Huntington Strategy Shares (November 2010 to present).

Previous Positions: Senior Vice President, Citi Fund Services Ohio, Inc., (September 2007 to September 2010); Assistant Vice President, Citizens Advisers, Inc., (May 2002 to August 2007).

Jay S. Fitton Age: 42 SECRETARY Began Serving: February 2012

Principal Occupations: Vice President of Legal Administration for HASI (formerly, Unified Fund Services, Inc.) (November 2011 to present).

Previous Positions: Vice President and Senior Counsel, J.P. Morgan Chase (February 2007 - April 2007).

Annual Shareholder Report

Investment Contract Review Disclosure (Unaudited)

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR THE HUNTINGTON WORLD INCOME FUND (the “Fund”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory agreements. At a meeting held on August 9, 2012, the Board unanimously approved the investment advisory agreement between Huntington Asset Advisors, Inc. (the “Advisor”) and the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement between the Advisor and the Fund, the Advisor provides advisory services to the Fund.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, considered many factors, the most significant of which were: (1) the nature of the services provided to the Fund by the Advisor in relation to the advisory fees; (2) the individual performance of the Fund; (3) the Advisor’s costs and the profits realized through providing the Fund with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Fund and if these economies are shared with the Fund; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fees—In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a fund-by-fund basis, and financial information. The Advisor also provided a presentation of its past and current initiatives. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreement. The Board determined that the nature, extent and quality of the services provided by the Advisor, in relation to the advisory fees, were acceptable.

Individual Performance of the Funds—The Board reviewed the Fund’s short-term and long-term performance records and the Advisor’s management styles in relation to comparable funds and appropriate benchmarks. The Board noted that it reviews detailed information about the Fund’s performance on a quarterly basis. The Board also reviewed various comparative data for the Fund provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, the Fund’s performance compared to similar funds based on information provided by Lipper Inc. (“Lipper”) for the time periods of one-year, three-years, five-years, ten-years and since inception, as applicable, ending March 31, 2012.

Advisor’s Costs and the Profits Realized Through Providing the Fund With Advisory Services—In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing the Fund, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Fund.

Economies of Scale in Providing Services to the Fund and Whether These Economies Are Shared With the Fund—The Board considered the effect of the Fund’s growth and size on its performance and fees. The Board also noted that with the current renewal of the Advisory Agreement, the Fund reflects the implementation of investment advisory fee breakpoints. The Board further noted that the administration fee charged to the Fund included fee breakpoints, which allowed the Fund to realize economies of scale as the assets of the Fund increase over time.

Comparison of the Fees and Performance of Comparable Funds—With respect to the Fund’s performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board used Lipper peer group information provided by Strategic Insight, Inc. with respect to its comparable fee and performance analysis for the Fund. The data for the fee and performance analysis was generated on an aggregate portfolio level since

Annual Shareholder Report

Investment Contract Review Disclosure (Unaudited) (Continued)

not all funds offer the same types of share classes. The Board also received information concerning fees charged by the Advisor to other accounts, but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations—In addition to the detailed review of the individual Fund below and among other data considered, the Board also requests and receives substantial and detailed information about the Fund and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreement. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreement is informed by reports covering such matters as: the Advisor’s investment philosophy, personnel, and processes; operating strategies; the Fund’s short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considered reports concerning the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisor and its affiliates; compliance and audit reports concerning the Fund (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Fund and the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise the Fund’s other service providers and its compliance program.

The Board based its decision to approve the Advisory Agreement on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to the Fund, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreement reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. The Board concluded that the Fund’s advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

World Income Fund

Among other data considered, the Board noted that the Fund underperformed the median and average of its Lipper peer group for the since-inception period ended March 31, 2012. The Board also noted that the Fund underperformed its benchmark for the one-year and since-inception periods ended June 30, 2012. The Board also noted that the Fund’s combined net advisory/administrative fee is below the average and median of its Lipper peer group and its total net fees are above the median and average of its Lipper peer group. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions.

Annual Shareholder Report

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR THE HUNTINGTON INCOME GENERATION FUND (the “Fund”)

At a meeting held on August 9, 2012, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the “Advisory Agreement”) between Huntington Asset Advisors, Inc. (the “Advisor”) and the Fund. Pursuant to the Advisory Agreement between the Advisor and the Fund, the Advisor provides advisory services to the Fund.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, considered many factors, the most material of which were: (1) the nature, extent and quality of the services to be provided to the Fund by the Advisor in relation to the advisory fee; (2) whether the Advisor will realize economies of scale in providing services to the Fund and if these economies will be shared with the Fund; and (3) a comparison of the fees of comparable funds. Performance, costs of services and profitability were not considered as the Fund had not commenced operations.

Nature, Extent and Quality of Services in Relation to the Advisory Fee—In considering the nature, extent and quality of the services to be provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information about its supervisory and portfolio management staff, and financial information. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreement. The Board was very familiar with the services to be provided by the Advisor as the Advisor serves as such for the other funds in The Huntington Funds complex. The Board determined that the nature, extent and quality of the services to be provided by the Advisor, in relation to the Advisory fee, were acceptable.

Economies of Scale in Providing Services to the Fund and Whether These Economies Will be Shared With the Fund—The Board also considered the effect of the Fund’s size on its fees. The Board considered the fees under the Advisory Agreement and possible economies of scale that may be realized as the assets of the Fund grow. The Board also noted that if the Fund’s assets increase over time, the Advisor may realize economies of scale. The Board concluded that, as a new fund, the Fund would likely not be large enough to realize economies of scale. In addition, the Board also noted that the administration fee charged to the Fund included fee breakpoints, which allowed the Fund to realize economies of scale as the assets of the Fund increase over time.

Comparison of the Fees and Total Expenses of Comparable Funds—With respect to the Fund’s fee, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board noted that the proposed fee and total expenses appeared to be in line with the comparisons.

Other Considerations—The Board also requests and receives substantial and detailed information about the other funds in The Huntington Complex on a regular basis. The Advisor provides much of this information at each regular meeting of the Board, and furnishes additional reports in connection with the Board’s formal review of other advisory arrangements. The Board may also receive information in between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the advisory relationship also included reports covering such matters as: the Advisor’s investment philosophy, personnel, and processes; operating strategies; the other Huntington Funds’ short- and long term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considers reports concerning the other Huntington Funds’ expenses (including the advisory fee itself and the overall expense structure of the other Huntington Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the other Huntington Funds’ portfolio securities; the nature and extent of the advisory and other services provided to the other Huntington Funds by the Advisor and its affiliates; compliance and audit reports concerning

Annual Shareholder Report

Investment Contract Review Disclosure (Unaudited) (Continued)

the other Huntington Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the other Huntington Funds and/or the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreement, the Board also evaluated, among other things, the Advisor’s ability to supervise the Fund’s other service providers and their compliance programs.

The Board based its decision to approve the Advisory Agreement on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. The Board did not consider any one of the factors identified above to be determinative.

Annual Shareholder Report

Supplemental Information (Unaudited)

Shareholder Expense Examples

Fund Expenses—As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period through October 31, 2012.

Actual Expenses—The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, May 1, 2012	Ending Account Value, October 31, 2012	Expenses Paid During Period(1)	Annualized Expense Ratio

World Income Fund Fund
Trust Shares	Actual	$1,000.00	$1,005.40	$5.80	1.15%
	Hypothetical (2)	$1,000.00	$1,019.35	$5.84	1.15%
Class A Shares	Actual	$1,000.00	$1,004.10	$7.07	1.40%
	Hypothetical (2)	$1,000.00	$1,018.08	$7.12	1.40%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Adviser for the period beginning May 1, 2012 through October 31, 2012. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.
(2)	Hypothetical assumes 5% annual return before expenses.

		Beginning Account Value, August 31, 2012	Ending Account Value, October 31, 2012	Expenses Paid During Period	Annualized Expense Ratio

Income Generation Fund
Trust Shares	Actual (1)	$1,000.00	$999.30	$0.07	0.04%
	Hypothetical (2)	$1,000.00	$1,024.94	$0.20	0.04%
Class C Shares	Actual (1)	$1,000.00	$998.00	$1.34	0.79%
	Hypothetical (2)	$1,000.00	$1,021.17	$4.01	0.79%

(1)	Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period, multiplied by 62/366 (to reflect the partial year period). Information shown reflects values using the expense ratio for the period August 31, 2012 (date of commencement of operations) to October 31, 2012.
(2)	Hypothetical assumes 5% annual return before expenses. The hypothetical example is calculated based on a six month period from May 1, 2012 to October 31, 2012. Accordingly, expenses are equal to the annualized expense ratio multiplied by the average account value over the six month period, multiplied by 184/366 (to reflect the partial year period).

Annual Shareholder Report

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonfunds.com by selecting “Form N-Q”.

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Custodian of The Huntington Funds. Huntington Asset Services, Inc. serves as the Administrator and Fund Accountant and is affiliated with the Huntington National Bank. Additionally, Brown Brothers Harriman & Co. is the Sub-Custodian of certain of the Funds. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Advisor to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The Huntington Funds and is affiliated with the Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Cusip 44632P108	Cusip 44632P207
Cusip 44632P603	Cusip 44632P504

Huntington Funds Shareholder Services: 1-800-253-0412

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Zimmer III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2012: $18,500

Fiscal year ended 2011: $16,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2012: $0

Fiscal year ended 2011: $0

Fees for 2012 and 2011 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. 2011 fees also include the review of Form N-1A for 2011. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2012: $5,000

Fiscal year ended 2011: $5,000

Fees for 2012 and 2011 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2012: $0

Fiscal year ended 2011: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.	Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Funds (the “Fund”) is responsible for the appointment, compensation and oversight of the work of the Fund’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Fund in order assure that they do not impair the auditor’s independence from the Fund. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and/or financial reporting of the Fund.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Fund’s independent auditor may not provide to the Fund, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Fund may be performed by the independent auditor under pre-approvals.

II.	General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Fund’s independent auditor be pre-approved only when in the best interests of the Fund’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1. the qualifications of the auditor to perform the services involved;

2. the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3. the permissibility of the services under applicable rules and guidance of the SEC;

4. the effect, if any, of the performance of the proposed services on the auditor’s independence;

5. the effect of the compensation for the proposed services on the auditor’s independence; and

6. the effect, if any, of the proposed services on the Fund’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Fund’s independent auditor may not include the following:

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2. Financial information systems design and implementation;

3. Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4. Actuarial services;

5. Internal audit outsourcing services;

6. Management functions or human resources;

7. Broker-dealer, investment adviser or investment banking services; and

8. Legal services and expert services unrelated to the audit.

III.	Procedures for Pre-Approval by the Audit Committee

1. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

2. All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Fund’s Board of Trustees) whenever practicable.

3. Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4. If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5. Requests for pre-approval may include, but are not limited to, the following services:

a. audit engagement, particularly for interim periods;

b. tax compliance, tax planning, and tax advice;

c. review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

d. review of IRS shareholder materials;

e. review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f. market research and strategic insights.

6. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a. the scope of the proposed tax service,

b. the fee structure for the engagement,

c. any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Funds, and

d. any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee, the potential effect of the proposed tax service(s) on the audit firm’s independence.

7. Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

8. The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

9. The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Fund’s management.

10. The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

11. Pre-approvals will be granted for a period of no more than one year.

IV.	Procedures for Pre-Approval by a Delegate of the Audit Committee

1. Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

3. Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4. Requests for pre-approval may include, but are not limited to, the following services:

a. audit engagement, particularly for interim periods;

b. tax compliance, tax planning, and tax advice;

c. review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

d. review of IRS shareholder materials;

e. review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f. market research and strategic insights.

5. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6. Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7. The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Fund’s management.

8. Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9. Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Fund of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10. The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11. Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.	Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.	Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted May 4, 2006 and revised February 14, 2007 and October 23, 2007

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(b)	Fiscal year ended 2012- 0%

Fiscal year ended 2011- 0%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst and Young for the Funds and certain entities (including the adviser (excluding sub-adviser) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (Funds)), totaled $21,000 and $21,000 in 2012 and 2011, respectively, which includes the Funds’ tax fees above in Section I and tax fees for Huntington’s Trust Department related to settlement funds where Huntington National Bank is the executor.

(h) The registrant’s Audit Committee has considered whether the provision of nonaudit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Huntington Funds

By (Signature and Title)*	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date 01/03/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date 01/03/13

By (Signature and Title)*	/s/ Robert Silva
Robert Silva, Treasurer and Principal Financial Officer

Date 01/03/13